GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                 (800-422-3554)
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   (Net Asset Value per share may be obtained
                                daily by calling
                          800-GABELLI after 6:00 p.m.)

                    ----------------------------------------

                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                    ----------------------------------------

                                TABLE OF CONTENTS

INTRODUCTION AND OVERVIEW .................................................    2

INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT OBJECTIVES, STRATEGIES, AND RELATED RISKS ......................   13

MANAGEMENT OF THE FUNDS ...................................................   16

CLASSES OF SHARES .........................................................   17

PURCHASE OF SHARES ........................................................   23

REDEMPTION OF SHARES ......................................................   25

EXCHANGE OF SHARES ........................................................   27

PRICING OF FUND SHARES ....................................................   28

DIVIDENDS AND DISTRIBUTIONS ...............................................   29

TAX INFORMATION ...........................................................   29

MAILINGS TO SHAREHOLDERS ..................................................   29

FINANCIAL HIGHLIGHTS ......................................................   30

GABELLI EQUITY SERIES FUNDS, INC.

THE GABELLI SMALL CAP GROWTH FUND
THE GABELLI EQUITY INCOME FUND
THE GABELLI WOODLAND SMALL CAP VALUE FUND

CLASS A, B, C, AND I SHARES

PROSPECTUS

JANUARY 28, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                            INTRODUCTION AND OVERVIEW

Gabelli Equity Series Funds, Inc, (the "Company") currently consists of the following three separate investment portfolios (each a "Fund", and collectively the "Funds"):

      o     The Gabelli Small Cap Growth Fund (the "Small Cap Growth Fund"),

      o     The Gabelli Equity Income Fund (the "Equity Income Fund"),

      o The Gabelli Woodland Small Cap Value Fund (the "Woodland Small Cap Value Fund")

The Funds are advised by Gabelli Funds, LLC (the "Adviser").

                       INVESTMENT AND PERFORMANCE SUMMARY

                              SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies for this Fund as those with total common stock market values of $2 billion or less at the time of investment.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the values of the securities the Fund holds, which may result in a decline in the value of Fund shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital


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2

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                               EQUITY INCOME FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of total return on its assets with an emphasis on income.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund will seek to achieve its investment objective through a combination of capital appreciation and current income by investing, under normal market conditions, at least 80% of its net assets in income producing equity securities including securities convertible into common stock. In making stock selections, the Fund's Adviser looks for securities that have a better yield than the average of the Standard and Poor's 500 Index (the "S&P 500 Index"), as well as capital gains potential.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. Preferred stocks and debt securities convertible into or exchangeable for common or preferred stock also are subject to interest rate risk and/or credit risk. When interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that its portfolio companies will reduce or eliminate the dividend rate on securities held by the Fund. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the values of the securities the Fund holds, which may result in the decline in the value of Fund shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you are seeking income as well as growth of capital

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you  are  conservative  in  your  investment  approach

      o     you seek stability of principal more than growth of capital

      o     you are seeking a high level of current income


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                                                                               3

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                          WOODLAND SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small capitalization companies at the time the Fund makes the investment. The Fund invests primarily in the common stocks of companies which the Fund's portfolio manager believes are undervalued. The Fund's Adviser currently characterizes small capitalization companies for this Fund as those with a total market value at the time of investment not greater than that of the largest company in the Russell 2000 Index or $3.0 billion, whichever is greater. The Adviser looks for undervalued companies with shareholder oriented management teams that are employing strategies to grow the company's value.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the values of the securities the Fund holds, which may result in a decline in the value of Fund shares. The Fund is "non-diversified" which means that the Fund's investments may be concentrated in fewer securities than a "diversified" mutual fund. As a result, an investment in the Fund may entail greater risk than an investment in a "diversified" mutual fund.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital


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4

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PERFORMANCE:

The bar charts and tables that follow provide an indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one year, five years, and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, Class B, Class C, and Class I Shares prior to their issuance. Class A Shares, Class B Shares and Class C Shares were issued on December 31, 2003. Class I Shares were issued on January 11, 2008. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B and Class C Shares would have been lower due to the additional expenses associated with these classes of shares and Class I shares would have been higher than all of the classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.

                              SMALL CAP GROWTH FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

  0.0%   14.2%   11.3%    4.7%   -5.3%   37.6%   21.7%    5.9%   19.1%    7.3%
--------------------------------------------------------------------------------
 1998    1999    2000    2001    2002    2003    2004    2005    2006    2007

* The bar chart above shows total returns for Class AAA Shares for the periods ended 1998 through 2003 and total returns for Class A Shares for the periods ended 2004 through 2007. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 18.27% (quarter ended June 30, 2003) and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).


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                                                                               5

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
              AVERAGE ANNUAL TOTAL RETURNS                    PAST           PAST            PAST
       (FOR THE PERIODS ENDED DECEMBER 31, 2007)          ONE YEAR(1)   FIVE YEARS(1)   TEN YEARS(1)
-------------------------------------------------------   -----------   -------------   -------------
The Gabelli Small Cap Growth Fund Class A Shares*:
   Return Before Taxes ................................       1.10%        16.39%          10.40%
   Return After Taxes on Distributions ................       0.40%        15.57%           9.09%
   Return After Taxes on Distributions and Sale of Fund
     Shares ...........................................       1.65%        14.36%           8.63%
Class B Shares*
   Return Before Taxes ................................       1.45%        16.87%          10.73%
Class C Shares*
   Return Before Taxes ................................       5.42%        17.07%          10.72%
Class I Shares
   Return Before Taxes ................................       7.25%        17.77%          11.05%
Russell 2000 Index** ..................................      (1.57)%       16.25%           7.08%

----------
* The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance of Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales charge. Class I Shares do not include an initial sales charge or a contingent deferred sales charge. Expenses for Class I Shares are lower than those for Class A, Class B, and Class C Shares.

** The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization, consisting of a broad base of small cap common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000 Index.

(1) The returns shown for Class A, Class B, Class C, and Class I Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "Class AAA Shares"). Net of applicable sales charges and 12b-1 fees, the Class AAA Shares, the Class B Shares, the Class C Shares, and the Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the Class B and Class C Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees and expenses. Annual returns for Class I Shares would be higher than the returns for Class AAA Shares because of their lower expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


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6

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PERFORMANCE:

The bar charts and tables that follow provide an indication of the risks of investing in the Equity Income Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one year, five years, and ten years compare with those of a broad-based securities market index. The historical performance of Class AAA Shares, which are not offered in this Prospectus, is used to calculate performance for Class A, Class B, Class C, and Class I Shares prior to their issuance. Class A Shares, Class B Shares, and Class C Shares were issued on December 31, 2003. Class I Shares were issued on January 11, 2008. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year, five years, and ten years have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B and Class C Shares would have been lower due to the additional expenses associated with these classes of shares and Class I shares would have been higher than all of the classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.

                               EQUITY INCOME FUND
                      (FOR THE PERIODS ENDED DECEMBER 31)*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 12.6%    9.3%    11.3%   -0.9%   -7.7%   28.3%   13.0%    6.3%   19.2%   8.9%
--------------------------------------------------------------------------------
 1998    1999     2000    2001    2002    2003    2004    2005    2006    2007

* The bar chart above shows total returns for Class AAA Shares for the periods ended 1998 through 2003 and Class A Shares for the periods ended 2004 through 2007. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 15.67% (quarter ended June 30, 2003) and the lowest return for a quarter was (13.54)% (quarter ended September 30, 2002).


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                                                                               7

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
             AVERAGE ANNUAL TOTAL RETURNS                    PAST           PAST            PAST
       (FOR THE PERIODS ENDED DECEMBER 31, 2007)          ONE YEAR(1)   FIVE YEARS(1)   TEN YEARS(1)
-------------------------------------------------------   -----------   -------------   -------------
The Gabelli Equity Income Fund Class A Shares*:
   Return Before Taxes ................................       2.67%        13.52%           8.98%
   Return After Taxes on Distributions ................       2.17%        12.97%           7.56%
   Return After Taxes on Distributions and Sale of Fund
     Shares ...........................................       2.41%        11.17%           7.17%
Class B Shares*
   Return Before Taxes ................................       3.11%        13.97%           9.31%
Class C Shares*
   Return Before Taxes ................................       7.12%        14.23%           9.32%
Class I Shares
   Return Before Taxes ................................       8.90%        14.89%           9.64%
S&P 500 Index** .......................................       5.49%        12.82%           5.91%

----------
* The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance of Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales charge. Class I Shares do not include an initial sales charge or a contingent deferred sales charge. Expenses for Class I Shares are lower than those for Class A, Class B, and Class C Shares.

** The S&P 500 Index is a widely recognized, unmanaged index of common stocks. You cannot invest directly in the S&P 500 Index.

(1) The returns shown for Class A, Class B, Class C, and Class I Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "Class AAA Shares"). Net of applicable sales charges and 12b-1 fees, the Class AAA Shares, the Class B Shares, the Class C Shares, and the Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the Class B and Class C Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees and expenses. Annual returns for Class I Shares would be higher than the returns for Class AAA Shares because of their lower expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.


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8

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PERFORMANCE:

The bar charts and table that follow provide an indication of the risks of investing in the Woodland Small Cap Value Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for one year, five years, and the life of the Fund compare with those of a broad-based securities market index. The historical performance of Class A Shares is used to calculate performance for Class I Shares prior to its issuance. Class I Shares were issued on January 11, 2008. All the classes of the Fund's shares are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Average annual total returns for one year and the life of the fund have been adjusted to reflect actual sales loads, but have not been adjusted to reflect differences in service and/or distribution fees. The performance for the Class B and Class C Shares would have been lower due to the additional expenses associated with these classes of shares and Class I shares would have been higher than all of the classes of shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of distributions.

                          WOODLAND SMALL CAP VALUE FUND
                       (FOR THE PERIOD ENDED DECEMBER 31)*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      20.7%   20.7%    6.4%   11.0%    3.5%
                     ---------------------------------------
                      2003    2004    2005    2006    2007

* The bar chart above shows total returns for Class A Shares since December 3, 2002, the date the Fund commenced investment operations. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes differ. Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the periods shown in the bar chart, the highest return for a quarter was 14.13% (quarter ended December 31, 2003) and the lowest return for a quarter was (8.00)% (quarter ended March 31, 2003).


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                                                                               9

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
                AVERAGE ANNUAL TOTAL RETURNS                     PAST       SINCE DECEMBER 31,
         (FOR THE PERIODS ENDED DECEMBER 31, 2007)            ONE YEAR(1)        2002*(1)
-----------------------------------------------------------   -----------   ------------------
The Gabelli Woodland Small Cap Value Fund Class A Shares**:
   Return Before Taxes ....................................     (2.43)%             10.89%
   Return After Taxes on Distributions ....................     (4.70)%              9.16%
   Return After Taxes on Distributions and Sale of Fund
     Shares ...............................................      1.23%               9.37%
Class B Shares**
   Return Before Taxes ....................................     (2.83)%             11.53%
Class C Shares**
   Return Before Taxes ....................................      1.63%              11.43%
Class I Shares**
   Return Before Taxes ....................................      3.33%              12.15%
Russell 2000 Index*** .....................................     (1.57)%             16.25%

----------
* From December 31, 2002, the date that the Fund commenced investment operations.

** The performance for Class A Shares reflects the deduction of the maximum front-end sales load of 5.75% and the performance of Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales charge. Class I Shares do not include an initial sales charge or a contingent deferred sales charge. Expenses for Class I Shares are lower than those for Class A, Class B, and Class C Shares.

*** The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization, consisting of a broad base of small cap common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes. You cannot invest directly in the Russell 2000 Index.

(1) The returns shown for Class A, Class B, Class C and Class I Shares prior to their actual inception dates are those of a class of shares of the Fund not offered in this Prospectus (the "Class AAA Shares"). Net of applicable sales charges and 12b-1 fees, the Class AAA Shares, the Class B Shares, the Class C Shares, and the Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, annual returns of the Class B and Class C Shares would be lower than returns for Class AAA Shares because of their applicable sales charges and higher fees and expenses. Annual returns for Class I Shares would be higher than the returns for Class AAA Shares because of their lower expenses. As with all mutual funds, past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


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10

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not
relevant  to  investors  who  hold  their  Fund  shares   through   tax-deferred
arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A Shares and after-tax returns for other classes will vary due to the difference in expenses.

FEES AND EXPENSES OF THE FUNDS:

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                                      CLASS A    CLASS B    CLASS C    CLASS I
                                                                      SHARES     SHARES*    SHARES     SHARES
                                                                      -------    -------    -------    -------
SHAREHOLDER FEES
   (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases
   (as a percentage of offering price) ............................   5.75%(1)   None       None       None
Maximum Deferred Sales Charge (Load)
   (as a percentage of redemption price(2)) .......................   None(3)    5.00%(4)   1.00%(4)   None
Redemption Fees (as a percentage of amount redeemed for shares
   held 7 days or less) payable to the respective Fund: ...........   2.00%      2.00%      2.00%      2.00%

                              SMALL CAP GROWTH FUND

                                                                      CLASS A    CLASS B    CLASS C    CLASS I
                                                                      SHARES     SHARES*    SHARES     SHARES
                                                                      -------    -------    -------    -------
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ...................................................      1.00%      1.00%      1.00%      1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .................      0.25%      1.00%      1.00%      None
Other Expenses ....................................................      0.18%      0.17%      0.17%      0.18%
Acquired Fund Fees and Expenses ...................................      0.01%      0.01%      0.01%      0.01%
                                                                      -------    -------    -------    -------
Total Annual Fund Operating Expenses ..............................      1.44%      2.18%      2.18%      1.18%(7)
                                                                      =======    =======    =======    =======

                               EQUITY INCOME FUND

                                                                      CLASS A    CLASS B    CLASS C    CLASS I
                                                                      SHARES     SHARES*    SHARES     SHARES
                                                                      -------    -------    -------    -------
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ...................................................      1.00%      1.00%      1.00%      1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .................      0.25%      1.00%      1.00%      None
Other Expenses ....................................................      0.18%      0.18%      0.18%      0.18%
                                                                      -------    -------    -------    -------
Total Annual Fund Operating Expenses ..............................      1.43%      2.18%      2.18%      1.18%(7)
                                                                      =======    =======    =======    =======


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                                                                              11

--------------------------------------------------------------------------------

                          WOODLAND SMALL CAP VALUE FUND

                                                                      CLASS A    CLASS B    CLASS C    CLASS I
                                                                       SHARES    SHARES*    SHARES     SHARES
                                                                      -------    -------    -------    -------
ANNUAL FUND OPERATING EXPENSES
   (expenses that are deducted from Fund assets):
Management Fees ...................................................      1.00%      1.00%      1.00%      1.00%
Distribution and Service (Rule 12b-1) Expenses(5) .................      0.25%      1.00%      1.00%      None
Other Expenses ....................................................      1.08%      1.07%      1.08%      1.08%
                                                                      -------    -------    -------    -------
Total Annual Fund Operating Expenses(6) ...........................      2.33%      3.07%      3.08%      2.08%
                                                                      -------    -------    -------    -------
Fee Waiver and Expense Reimbursement(6) ...........................     (0.32)%    (0.31)%    (0.32)%    (0.32)%
                                                                      -------    -------    -------    -------
Net Annual Fund Operating Expenses(6) .............................      2.01%      2.76%      2.76%      1.76%(7)
                                                                      =======    =======    =======    =======

----------
* Class B Shares are not available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO Funds.

(1)   The sales charge declines as the amount invested increases.

(2) "Redemption price" equals the net asset value at the time of investment or redemption, whichever is lower for Class A, Class B, and Class C Shares.

(3) If no sales charge was paid at the time of purchase as part of an investment that is greater than $1,000,000, shares redeemed within eighteen months of such purchase may be subject to a deferred sales charge of 1.00%.

(4) The Fund imposes a sales charge upon redemption of Class B Shares if you sell your shares within seventy-two months after purchase. The sales charge declines the longer the investment remains in the Fund. A maximum sales charge of 1.00% applies to redemptions of Class C Shares within twelve months after purchase.

(5) Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

(6) The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at 2.00%, 2.75%, 2.75%, and 1.75% on an annualized basis for Class A, Class B, Class C, and Class I Shares, respectively. This arrangement will continue until at least through September 30, 2008. In addition, the Fund has agreed, during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00%, 2.75%, 2.75%, and 1.75% on an annualized basis for Class A, Class B, Class C, and Class I Shares, respectively.

(7) As of December 31, 2007, Class I Shares of each Fund have not been issued and therefore Total Annual Fund Operating Expenses for Class I Shares are based on estimated amounts.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Funds for the time periods shown, (2) you redeem your shares at the end of those periods, except as noted, (3) your investment has a 5% return each year, and (4) the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              SMALL CAP GROWTH FUND

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
Class A Shares
- assuming redemption ............   $  713   $ 1,004   $ 1,317   $  2,200
- assuming no redemption .........   $  713   $ 1,004   $ 1,317   $  2,200

Class B Shares
- assuming redemption ............   $  721   $   982   $ 1,369   $  2,326
- assuming no redemption .........   $  221   $   682   $ 1,169   $  2,326

Class C Shares
- assuming redemption ............   $  321   $   682   $ 1,169   $  2,513
- assuming no redemption .........   $  221   $   682   $ 1,169   $  2,513

Class I Shares
- assuming redemption ............   $  120   $   375   $   649   $  1,432
- assuming no redemption .........   $  120   $   375   $   649   $  1,432


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12

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                               EQUITY INCOME FUND

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
Class A Shares
- assuming redemption ............   $  712   $ 1,001   $ 1,312   $  2,190
- assuming no redemption .........   $  712   $ 1,001   $ 1,312   $  2,190

Class B Shares
- assuming redemption ............   $  721   $   982   $ 1,369   $  2,323
- assuming no redemption .........   $  221   $   682   $ 1,169   $  2,323

Class C Shares
- assuming redemption ............   $  321   $   682   $ 1,169   $  2,513
- assuming no redemption .........   $  221   $   682   $ 1,169   $  2,513

Class I Shares
- assuming redemption ............   $  120   $   375   $   649   $  1,432
- assuming no redemption .........   $  120   $   375   $   649   $  1,432

                          WOODLAND SMALL CAP VALUE FUND

                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                     ------   -------   -------   --------
Class A Shares
- assuming redemption ............   $  767   $ 1,232   $ 1,721   $  3,065
- assuming no redemption .........   $  767   $ 1,232   $ 1,721   $  3,065

Class B Shares
- assuming redemption ............   $  779   $ 1,219   $ 1,784   $  3,189
- assuming no redemption .........   $  279   $   919   $ 1,584   $  3,189

Class C Shares
- assuming redemption ............   $  379   $   921   $ 1,588   $  3,370
- assuming no redemption .........   $  279   $   921   $ 1,588   $  3,370

Class I Shares
- assuming redemption ............   $  179   $   621   $ 1,089   $  2,385
- assuming no redemption .........   $  179   $   621   $ 1,089   $  2,385

              INVESTMENT OBJECTIVES, STRATEGIES, AND RELATED RISKS

GENERALLY;

Each Fund's investment objective is fundamental and may not be changed without shareholder approval. Each Fund's investment strategies are not fundamental and may be changed at any time by a vote of a majority of the company's Board of Directors (the "Board").

The investment policy of each of the Small Cap Growth Fund, Equity Income Fund, and Woodland Small Cap Value Fund relating to the type of securities in which 80% of each Fund's net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

SMALL CAP GROWTH FUND/WOODLAND SMALL CAP VALUE FUND

In selecting investments for the Small Cap Growth Fund and Woodland Small Cap Value Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.


--------------------------------------------------------------------------------
                                                                              13

--------------------------------------------------------------------------------

Frequently, smaller companies exhibit one or more of the following traits:

      o     New products or technologies

      o     New distribution methods

      o Rapid changes in industry conditions due to regulatory or other developments

      o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

EQUITY INCOME FUND

In selecting investments for the Equity Income Fund, the Adviser focuses on issuers that:

      o     have strong free cash flow and pay regular dividends

      o     have potential for long-term earnings per share growth

      o may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division, or the development of a profitable new business

      o     are well-managed

      o will benefit from sustainable long-term economic dynamics, such as globalization of an issuer's industry or an issuer's increased focus on productivity or enhancement of services.

The Adviser also believes preferred stock and convertible securities of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of the Equity Income Fund's assets in such securities. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible debt securities will trade more like common stock than like a fixed income security and may result in above average appreciation if performance improves. Even if the credit quality of the company is not in question, the market price of the convertible security will reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This leads to the possibility of capital appreciation if the price of the common stock recovers.

The Funds may also use the following investment technique:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Funds may temporarily invest all or a portion of their assets in defensive investments. Such investments include fixed income securities and high-quality money market instruments. When following a defensive strategy, the Funds will be less likely to achieve their investment goals.

RISKS:

Investing in the Funds involve the following risks:

      o EQUITY RISK. The principal risk of investing in the Funds is equity risk. Equity risk is the risk that the prices of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.


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14

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      o     VALUE  INVESTING  RISK.  Each Fund  invests in "value"  stocks.  The portfolio manager may be wrong in the assessment of a company's value and the stocks each Fund holds may not reach what the portfolio manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, each Fund's relative performance may suffer.

      o     FUND AND MANAGEMENT RISK.

                  o SMALL CAP GROWTH FUND AND WOODLAND SMALL CAP VALUE FUND ONLY -- The Funds invest in stocks issued by smaller companies. Each Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager's assessment of the value of the securities each Fund holds is incorrect, or the events expected to increase value do not occur, then the value of each Fund's shares may decline.

                  o EQUITY INCOME FUND ONLY -- The Fund invests in stocks issued by companies believed by the portfolio manager to be undervalued and that have the potential to achieve significant capital appreciation. If the portfolio manager is incorrect in his assessment of the values of the securities it holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

      o SMALL CAPITALIZATION COMPANY RISK. SMALL CAP GROWTH FUND AND WOODLAND SMALL CAP VALUE FUND ONLY -- Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.

      o INTEREST RATE RISK AND CREDIT RISK. EQUITY INCOME FUND ONLY -- Investments in preferred stock and securities convertible into or exchangeable for common or preferred stock involve interest rate risk and credit risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. It is also possible that the issuer of a security will not be able to make interest and principal payments when due.

      o LOW CREDIT QUALITY RISK. EQUITY INCOME FUND ONLY -- Lower rated convertible securities are subject to greater credit risk, greater price volatility, and a greater risk of loss than investment grade securities. There may be less of a market for lower rated convertible securities, which could make it harder to sell them at an acceptable price.

      o NON-DIVERSIFICATION RISK. WOODLAND SMALL CAP VALUE FUND ONLY -- The Fund is classified as a "non-diversified" investment company. Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater extent than a "diversified" mutual fund, an investment in the Fund may present greater risk to an investor than an investment in a diversified mutual fund because the investment risk may be concentrated in fewer securities.


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                                                                              15

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PORTFOLIO  HOLDINGS.  A description of each Fund's  policies and procedures with respect to the disclosure of its portfolio securities is available in the Funds' Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUNDS

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews and administers the Funds' investment program and manages the operations of each Fund under the general supervision of the Company's Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2007, each of the Small Cap Growth, Woodland Small Cap Value, and Equity Income Funds is contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of each Fund's average daily net assets. For the fiscal year ended September 30, 2007, the Adviser waived its fees and/or reimbursed expenses of the Woodland Small Cap Value Fund.

With respect to the Woodland Small Cap Value Fund the Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the extent necessary to maintain Total Annual Fund Operating Expenses (excluding brokerage, interest, taxes, and extraordinary expenses) at no more than 2.00% for Class A Shares, 2.75% for Class B Shares and Class C Shares, and 1.75% for Class I Shares of each classes' average daily net assets, respectively, of the Woodland Small Cap Value Fund. The fee waiver and expense reimbursement arrangement will continue until at least through September 30, 2008. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent that after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% for Class A Shares, 2.75% for Class B Shares and Class C Shares, and 1.75% for Class I Shares of the Woodland Small Cap Value Fund.

Each Fund's semi-annual report to shareholders for the period ending March 31, 2007 contained a discussion of the basis of the Board's determination to continue the investment advisory arrangements as described above.

THE PORTFOLIO MANAGERS. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Small Cap Growth Fund and Equity Income Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer--Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer--Value Portfolios of GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

Elizabeth M. Lilly, CFA, is primarily responsible for the day-to-day management of the Woodland Small Cap Value Fund. In November 2002, Ms. Lilly joined GAMCO Investors, Inc. as Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc.


--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed by them, and their ownership of securities in the Funds they manage.

                                CLASSES OF SHARES

Four classes of the Funds' shares are offered in this Prospectus -- Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class B Shares are not available for new purchases, other than exchanges from Class B Shares of other Gabelli/GAMCO Funds. Class AAA Shares of each Fund are described in a separate Prospectus. Class I Shares are available to foundations, endowments, institutions and employee benefit plans. The minimum investment for Class I Shares is $500,000 if the investor purchases the Shares directly through Gabelli & Company, Inc., the Fund's distributor ("the Distributor") or brokers that have entered into selling agreements with the Distributor specifically with respect to Class I Shares. The minimum is waived for plans with assets of at least $50 million. The Distributor or its affiliates may accept, in their sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet these qualification requirements.

      o A "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares.

      o A"contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption.

      o A "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on each Fund's average daily net assets attributable to the particular class of shares.

In selecting a class of shares in which to invest, you should consider:

      o     the length of time you plan to hold the shares;

      o the amount of sales charge and Rule 12b-1 fees, recognizing that your share of Rule 12b-1 fees as a percentage of your investment increases if a Fund's assets increase in value and decreases if a Fund's assets decrease in value;

      o whether you qualify for a reduction or waiver of the Class A sales charge;

      o that Class B Shares convert to Class A Shares approximately ninety-six months after purchase;

      o whether you qualify to purchase Class I Shares (direct institutional purchases of $500,000 or more); and

      o     new investments in Class B Shares are no longer available.


--------------------------------------------------------------------------------
                                                                              17

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
                                CLASS A SHARES               CLASS B SHARES             CLASS C SHARES          CLASS I SHARES
---------------------------------------------------------------------------------------------------------------------------------
Front-End Sales Load?   Yes. The percentage declines   No.                          No.                     No.
                        as the amount invested
                        increases.

Contingent Deferred     No, except for shares          Yes, for shares redeemed     Yes, for shares         No.
Sales Charge?           redeemed within eighteen       within seventy-two months    redeemed within twelve
                        months after purchase as       after purchase. Declines     months after purchase.
                        part of an investment greater  over time.
                        than $1 million if no
                        front-end sales charge was
                        paid at the time of purchase.

Rule 12b-1 Fee          0.25%                          1.00%                        1.00%                   None.

Convertible to Another  No.                            Yes. Automatically con-      No.                     No.
Class?                                                 verts to Class A Shares
                                                       approximately ninety-six
                                                       months after purchase.

Fund Expense Levels     Lower annual expenses than     Higher annual expenses than  Higher annual expenses  Lower annual expenses
                        Class B or Class C Shares.     Class A Shares and Class I   than Class A Shares     than Class A, Class
                        Higher annual expenses than    Shares.                      and Class I Shares.     B, or Class C Shares.
                        Class I Shares.

The following sections include important information about sales charges and sales charge reductions and waivers available to investors in Class A Shares and describe information or records you may need to provide to the Funds or your broker in order to be eligible for sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers to the various classes of each Fund's shares is also available free of charge and in a clear and prominent format on our website at www.gabelli.com (click on "Mutual Funds - Sales Load and Breakpoint Info").

                         IF YOU...                                        THEN YOU SHOULD CONSIDER...
-----------------------------------------------------------------------------------------------------------------
o  qualify for a reduced or waived front-end sales load       purchasing Class A Shares instead of Class B Shares
                                                              or Class C Shares

o  do not qualify for a reduced or waived front-end sales     purchasing Class C Shares instead of either Class A
   load and intend to hold your shares for only a few years   Shares or Class B Shares

o  do not qualify for a reduced or waived front-end sales     purchasing Class A Shares instead of either Class B
   load and intend to hold your shares indefinitely           Shares or Class C Shares

o  are an eligible institution and wish to purchase at        purchasing Class I Shares
   least $500,000 worth of shares


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18

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SALES CHARGE -- CLASS A SHARES. The sales charge is imposed on Class A Shares at the time of purchase in accordance with the following schedule:

                                         SALES CHARGE      SALES CHARGE      REALLOWANCE
                                          AS % OF THE         AS % OF             TO
AMOUNT OF INVESTMENT                    OFFERING PRICE*   AMOUNT INVESTED   BROKER-DEALERS
--------------------                    ---------------   ---------------   --------------
Under $50,000 .....................         5.75%              6.10%            5.00%
$50,000 but under $100,000 ........         4.75%              4.99%            4.00%
$100,000 but under $250,000 .......         3.75%              3.90%            3.00%
$250,000 but under $500,000 .......         2.75%              2.83%            2.25%
$500,000 but under $1 million .....         2.00%              2.04%            1.75%
$1 million but under $2 million ...         0.00%**            0.00%            1.00%
$2 million but under $5 million ...         0.00%**            0.00%            0.50%
$5 million or more ................         0.00%**            0.00%            0.25%

----------
*     Includes front-end sales load.

** Subject to a 1.00% CDSC for eighteen months after purchase if no front-end sales charge was paid at the time of purchase.

There is no sales charge for investments in Class A Shares of $1 million or more, except that you will pay a deferred sales charge of 1% if you purchase $1 million or more of Class A Shares without a sales load and you redeem all or part of your shares within eighteen months after purchase. No sales charge is imposed on reinvestment of distributions if you select that option in advance of the distribution. The Distributor may pay a dealer concession of up to 1% on investments made with no initial sales charge. The fee may be waived if no dealer concession is paid.

BREAKPOINTS OR VOLUME DISCOUNTS

The Funds offer you the benefit of discounts on the sales charges that apply to purchases of Class A Shares in certain circumstances. These discounts, which are also known as breakpoints, can reduce or, in some instances, eliminate the initial sales charges that would otherwise apply to your Class A Shares investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Volume Discounts allow larger investments in Class A Shares to be charged lower sales charges. If you invest $50,000 or more in Class A Shares of the Funds, then you are eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1% CDSC may apply if shares are redeemed within eighteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS -- CLASS A SHARES:

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A Shares to receive Volume Discounts and (2) investors who sign a Letter of Intent agreeing to make purchases over time. Certain types of investors are eligible for sales charge waivers.

You may qualify for a reduced sales charge, or a waiver of sales charges, on purchases of Class A Shares. The requirements are described in the following paragraphs. To receive a reduction that you qualify for, you may have to provide additional information to your broker or other service agent. For more information about sales charge discounts and waivers, consult with your broker or other service provider.

VOLUME DISCOUNTS/RIGHTS OF ACCUMULATION. In order to determine whether you qualify for a Volume Discount under the sales charge schedule listed above, you may combine your new investment and your existing investments in Class A Shares with those of your immediate family (spouse and children under


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                                                                              19

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age 21), your and their IRAs,  and other  employee  benefit plans and trusts and other fiduciary accounts for your and their benefit. You may also include Class A Shares of any other open-end investment company managed by the Adviser or its affiliates that are held in any of the foregoing accounts. The Funds use the current net asset value ("NAV") of these holdings when combining them with your new and existing investments for purposes of determining whether you qualify for a Volume Discount.

LETTER OF INTENT. If you initially invest at least $1,000 in Class A Shares of a Fund and submit a Letter of Intent (the "Letter") to your broker or the Distributor, you may make purchases of Class A Shares of that Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. If you fail to invest the total amount stated in the Letter, the Funds will retroactively collect the sales charge otherwise applicable by redeeming shares in your account at their then current NAV. For more information on the Letter, call your broker.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS. In order for you to take advantage of sales charge reductions, you or your broker must notify the Funds that you qualify for a reduction. Without notification, the Funds are unable to ensure that the reduction is applied to your account. You may have to provide information or records to your broker or the Funds to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Funds or shares of any other open-end investment company managed by the Adviser or its affiliates held in:

            o     all of your accounts at the Funds or a broker;

            o     any account of yours at another broker; and

            o accounts of related parties of yours, such as members of your immediate family, at any broker.

      You should therefore keep copies of these types of records.

INVESTORS ELIGIBLE FOR SALES CHARGE WAIVERS. Class A Shares of the Funds may be offered without a sales charge to: (1) employees of the Distributor and its affiliates, Bank of New York Mellon, Boston Financial Data Services, Inc., State Street Bank and Trust Company, the Funds' Transfer Agent ("State Street"), PFPC Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and their spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, its affiliates and their officers, directors, trustees, general partners, and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their immediate family when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse, and a sibling's children; (3) any other investment company in connection with the combination of such company with the Funds by merger, acquisition of assets, or otherwise; (4) shareholders who have redeemed shares in the Funds and who wish to reinvest in the Funds, provided the reinvestment is made within 45 days of the redemption; (5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to
Section 457 of the Code that have established omnibus accounts with the Fund or an intermediary; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Funds; (8) any unit investment trusts registered under the Investment Company Act of


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20

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1940, as amended (the "1940 Act"), which have shares of the Funds as a principal investment; (9) investment advisory clients of GAMCO Asset Management Inc. and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser; (11) financial institutions purchasing Class A Shares of the Funds for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Funds' Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

Investors who qualify under any of the categories described above should contact their brokerage firm. Some of these investors may also qualify to invest in Class I Shares.

CONTINGENT DEFERRED SALES CHARGES

You will pay a CDSC when you redeem:

      o Class A Shares within approximately eighteen months of buying them as part of an investment greater than $1 million if no front-end sales charge was paid at the time of purchase;

      o Class B Shares within approximately seventy-two months of buying them; and

      o     Class C Shares within approximately twelve months of buying them.

The CDSC payable upon redemption of Class A Shares and Class C Shares in the circumstances described above is 1.00%. The CDSC schedule for Class B Shares is set forth below. In each case, the CDSC is based on the NAV at the time of your investment or the NAV at the time of redemption, whichever is lower.

                                                                CLASS B SHARES
                  YEARS SINCE PURCHASE                               CDSC
                  --------------------                          --------------

                  First .....................................        5.00%
                  Second ....................................        4.00%
                  Third .....................................        3.00%
                  Fourth ....................................        3.00%
                  Fifth .....................................        2.00%
                  Sixth .....................................        1.00%
                  Seventh and thereafter ....................        0.00%

The Distributor pays sales commissions of up to 4.00% of the purchase price of Class B Shares of the Funds at the time of sale to brokers who initiate and are responsible for purchases of such Class B Shares of the Funds.

The Distributor pays sales commissions of up to 1.00% of the purchase price of Class C Shares of the Funds at the time of sale to brokers who initiate and are responsible for purchases of such Class C Shares of the Funds.

You will not pay a CDSC to the extent that the value of the redeemed shares represents reinvestment of distributions or capital appreciation of shares redeemed. When you redeem shares, we will assume that you are first redeeming shares representing reinvestment of distributions, then any appreciation on shares redeemed, and then any remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a Gabelli money market fund, however, will not count for purposes of calculating the applicable CDSC.


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                                                                              21

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We will waive the CDSC payable upon redemptions of shares for:

      o redemptions and distributions from retirement plans made after the death or disability of a shareholder;

      o minimum required distributions made from an IRA or other retirement plan account after you reach age 70 1/2;

      o     involuntary redemptions made by the Fund;

      o a distribution from a tax-deferred retirement plan after your retirement; and

      o returns of excess contributions to retirement plans following the shareholder's death or disability.

CONVERSION FEATURE -- CLASS B SHARES:

      o Class B Shares automatically convert to Class A Shares on the first business day of the ninety-seventh month following the month in which you acquired such shares.

      o After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares, which will increase your investment return compared to the Class B Shares.

      o You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

      o The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

      o If you exchange Class B Shares of one fund for Class B Shares of another fund, your holding period for calculating the CDSC will be from the time of your original purchase of Class B Shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.

The Company's Board may suspend the automatic conversion of Class B Shares to Class A Shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B Shares are convertible.

RULE 12b-1 PLAN. The Funds have adopted a plan under Rule 12b-1 (the "Plans") for Class A, Class B, and Class C Shares. Under the Plans, the Funds may use their assets to finance activities relating to the sale of their Class A, Class B, and Class C Shares and the provision of certain shareholder services.

For the Class A, Class B, and Class C Shares covered by this Prospectus, the Rule 12b-1 fees vary by class as follows:

                                                    CLASS A   CLASS B    CLASS C
                                                    -------   -------   --------
Service Fees ....................................    0.25%     0.25%      0.25%
Distribution Fees ...............................    None      0.75%      0.75%

These are annual rates based on the value of each of these Classes' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C Shares than for Class A Shares, Class B and Class C Shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Generally, if you sell or exchange your shares within seven (7) days or less after the purchase date, you will be charged a redemption fee of 2.00% of the total redemption amount which is payable to the Fund. See "Redemption of Shares" herein.


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22

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                               PURCHASE OF SHARES

You can purchase the Funds' shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through registered broker-dealers, banks, or other financial intermediaries that have entered into appropriate selling agreements with the Funds' Distributor.

The broker-dealer, bank, or other financial intermediary will transmit a purchase order and payment to State Street on your behalf. Broker-dealers, banks, or other financial intermediaries may send you confirmations of your transactions and periodic account statements showing your investments in the Funds.

Presently, Class B Shares may only be acquired through an exchange of Class B Shares of another Gabelli/GAMCO fund or through reinvestment of dividends or distributions by existing shareholders.

      o BY MAIL OR IN PERSON. Your broker-dealer, bank, or financial intermediary can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the following address with a note stating your exact name and account number, the name of the Fund(s), and class of shares you wish to purchase.

            BY MAIL                         BY PERSONAL DELIVERY
            -------                         --------------------
            THE GABELLI FUNDS               THE GABELLI FUNDS
            P.O. BOX 8308                   C/O BFDS
            BOSTON, MA 02266-8308           30 DAN ROAD
                                            CANTON, MA 02021-2809

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund(s) at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                         RE: THE GABELLI _________ FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET, BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

SHARE PRICE. The Funds sell their shares based on the NAV per share next determined after the time as of which the Funds receive your completed subscription order form, and your payment, subject to an up-front sales charge in the case of Class A Shares. See "Pricing of Fund Shares" for a description of the calculation of the NAV, as described under "Classes of Shares-Class A Shares."

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000 for Class A, Class B, and Class C Shares. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" under "Additional Purchase Information for Class A, Class B, and Class C Shares" regarding minimum investment amounts applicable to such plans.

Your minimum initial investment for Class I Shares must be at least $500,000. The minimum initial investment for Class I Shares is waived for employee benefit plans with assets of at least $50 million.

There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.


--------------------------------------------------------------------------------
                                                                              23

--------------------------------------------------------------------------------

GENERAL. State Street will not issue share certificates unless you request them. Each Fund reserves the right to (i) reject any purchase order if, in the opinion of the Funds' management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Funds, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Funds. Applications without the required information may be rejected or placed on hold until the Company verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser or an affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Funds' distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Funds, and/or to promote retention of their customers' assets in the Funds. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Funds' shares or the amount the Funds' receive as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Funds or to shareholders in the Funds, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of a Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. These payments may take a variety of forms, including (without limitation) compensation for sales, "trail" fees for shareholder servicing and maintenance of shareholder accounts, and finder's fees that vary depending on the Fund and/or share class and the dollar amount of shares sold. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate may also provide non-cash compensation to broker/dealer firms or other financial intermediaries, in accordance with applicable rules of the Financial Industry Regulatory Authority ("FINRA"), such as the reimbursement of travel, lodging, and meal expenses incurred in connection with attendance at educational and due diligence meetings or seminars by qualified registered representatives of those firms and, in certain cases, their families; meeting fees; certain entertainment; reimbursement for advertising or other promotional expenses; or other permitted expenses as determined in accordance with applicable FINRA rules. In certain cases these other payments could be significant.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the applicable Fund(s) attributable to the particular firm depending on the nature and level of services and other factors.

ADDITIONAL PURCHASE INFORMATION FOR CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Funds make available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

of the Funds through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Funds do not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum for subsequent investments in retirement plans.

AUTOMATIC INVESTMENT PLAN. The Funds offer an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Funds by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system. You must have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100 minimum between two funds. To initiate an ACH purchase, please call 800-GABELLI (800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

                              REDEMPTION OF SHARES

You can redeem shares of the Funds on any Business Day. The Funds may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Funds cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission (the "SEC") orders the Funds to suspend redemptions.

The Funds redeem their shares based on the NAV per share next determined after the time as of which the Funds receive your redemption request in proper form, subject in some cases to a CDSC, as described under "Classes of Shares - Contingent Deferred Sales Charges" or a redemption fee as described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

You may redeem shares through a broker-dealer or other financial intermediary that has entered into a selling agreement with the Distributor. The broker-dealer or financial intermediary will transmit a redemption order to State Street on your behalf. The redemption request will be effected at the NAV per share next determined (less any applicable CDSC) after a Fund receives the request in proper form. If you hold share certificates, you must present the certificates endorsed for transfer.

The Funds are intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Funds believe that excessive short-term trading of Fund shares creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In order to discourage frequent short-term trading in Fund shares, each Fund imposes a 2.00% redemption fee (short-term trading fee) on shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Funds, and does not benefit the Funds' Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to each Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund,
(iii) the


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

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shares were  purchased  through  programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place, While each Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Funds with information relating to its customers investing in each Fund through non-disclosed or omnibus accounts, the Funds cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because each Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Funds cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with each Fund's policies. Subject to the exclusions discussed above, each Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Funds to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Funds' view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Funds and to limit, delay, or impose other conditions on exchanges or purchases. Each Fund has adopted a policy of seeking to minimize short-term trading of its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

In the event that you wish to redeem shares in a registered account established by a broker-dealer or other financial intermediary, and you are unable to contact your broker-dealer or other financial intermediary, you may redeem shares by mail. You may mail a letter requesting the redemption of shares to:
THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308.Your letter should state the name of the Fund(s) and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature on your redemption letter.You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. Each Fund may redeem all shares in your account (other than an IRA) if that Fund's value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Funds initiate such action and the Fund will allow 30 days for you to increase the value of your account to at least $1,000.

REINSTATEMENT PRIVILEGE. A shareholder in a Fund who has redeemed Class A Shares may reinvest, without a sales charge, up to the full amount of such redemption based on the NAV determined at the time of the reinvestment within 45 days of the original redemption. A redemption is a taxable transaction and a gain or loss may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. However, any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired within 30 days of the redemption.


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

REDEMPTION PROCEEDS. A redemption request received by a Fund will be effected based on the NAV per share next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While a Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain cicumstances, the Funds may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payment would be made in portfolio securities only in the rare instance that the Company's Board believes that it would be in a Fund's best interest not to pay the redemption proceeds in cash.

                               EXCHANGE OF SHARES

You can exchange shares of each Fund you hold for shares of the same class of certain other funds managed by the Adviser or its affiliates based on their relative NAV. You may call your broker to obtain a list of the funds whose shares you may acquire through an exchange. Class B and Class C Shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate such shares had at the time of exchange. You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates, without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or the Fund(s) (after re-exchange into the Fund(s)), such shares will be subject to the CDSC calculated by excluding the time such shares were held in a money market fund. Each Fund or any of the other funds may impose limitations on, or terminate, the exchange privilege with respect to such fund or any investor at any time. You will be given notice 60 days prior to any material change in the exchange privilege.

In effecting an exchange:

                  o you must meet the minimum investment requirements for the fund whose shares you wish to purchase through exchange;

                  o if you are exchanging into a fund with a higher sales charge, you must pay the difference at the time of exchange;

                  o if you are exchanging from a fund with a redemption fee applicable to the redemption involved in your exchange, you must pay the redemption fee at the time of exchange;

                  o     you may realize a taxable gain or loss;

                  o you should read the prospectus of the fund whose shares you are purchasing through exchange. Call 800-GABELLI (800-422-3554) or visit our website at www.gabelli.com to obtain the prospectus; and

                  o you should be aware that brokers may charge a fee for handling an exchange for you.

You may exchange shares by telephone, by mail, over the Internet, or through a registered broker-dealer, or other financial intermediary.

      o     EXCHANGE  BY  TELEPHONE.  You  may  give  exchange  instructions  by
            telephone  by  calling  800-GABELLI  (800-422-3554).   You  may  not
            exchange shares by telephone if you hold share certificates.

      o     EXCHANGE BY MAIL.  You may send a written  request for exchanges to:
            THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state your name, your account number,


--------------------------------------------------------------------------------
                                                                              27

--------------------------------------------------------------------------------

            the dollar amount or number of shares you wish to exchange, the name and class of the fund(s) whose shares you wish to exchange, and the name of the fund(s) whose shares you wish to acquire.

      o EXCHANGE THROUGH THE INTERNET. You may also give exchange instructions via the Internet at www.gabelli.com. You may not exchange shares through the Internet if you hold share certificates. The Funds may impose limitations from time to time on Internet exchanges.

Your broker may charge you a processing fee for assisting you in purchasing or redeeming shares of the Funds. This charge is set by your broker, does not benefit the Funds or the Adviser in any way, and would be in addition to other sales charges and other costs described in this Prospectus and must be disclosed to you by your broker.

                             PRICING OF FUND SHARES

The NAV is calculated separately for each class of shares of each Fund on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The NAV of each class of each Fund is computed by dividing the value of the applicable Fund's net assets (I.E. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the applicable class of shares by the total number of shares of such class outstanding at the time the determination is made. The price of each Fund's shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business of the Fund on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the instrument's fair value, in which case these instruments will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the instrument is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.


--------------------------------------------------------------------------------
28

--------------------------------------------------------------------------------

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depository Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS

The Funds intend to pay dividends monthly for the Equity Income Fund and annually for the Small Cap Growth Fund and Woodland Small Cap Value Fund and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Funds automatically reinvested at NAV in additional shares of the Funds. You will make an election to receive distributions in cash or Fund(s) shares at the time you first purchase your shares. You may change this election by notifying the Funds or your broker in writing at any time prior to the record date for a particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price without a sales charge based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or realize any capital gains or other income. Distributions may differ for different classes of shares.

                                 TAX INFORMATION

The Funds expect that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E. gains from securities held by the Funds for one year or less) are taxable to you as ordinary income, except that certain qualified dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Funds' distributions, whether you receive them in cash or reinvest them in additional shares of the Fund(s), generally will be subject to federal, state, and/or local taxes. A redemption of the Funds' shares or an exchange of the Funds' shares for shares of another fund will be treated for tax purposes as a sale of the Funds' shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus.You should consult a tax adviser concerning the tax consequences of your investment in the Funds.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate


--------------------------------------------------------------------------------
                                                                              29

--------------------------------------------------------------------------------

mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of each Fund for the past five fiscal years or, if less, the life of the Fund. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each Fund's designated class of shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each Fund's financial statements and related notes, are included in each Fund's annual report, which is available upon request. As of December 31, 2007, Class I Shares have not been issued and therefore do not have a previous financial history.


--------------------------------------------------------------------------------
30

--------------------------------------------------------------------------------

THE GABELLI SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                            INCOME FROM INVESTMENT OPERATIONS          DISTRIBUTIONS
                         --------------------------------------  -------------------------
                                          Net
              Net Asset      Net       Realized and     Total       Net
   Period       Value,    Investment    Unrealized      from      Realized
   Ended      Beginning    Income/       Gain on     Investment   Gain on        Total      Redemption
September 30  of Period  (Loss)(a)(e)  Investments   Operations  Investment  Distributions   Fees(a)
------------  ---------  ------------  -----------   ----------  ----------  -------------  ----------
CLASS A
   2007        $ 30.41     $  0.06       $ 6.35        $ 6.41     $ (2.45)     $ (2.45)      $ 0.00(b)
   2006          29.98       (0.02)        2.51          2.49       (2.06)       (2.06)        0.00(b)
   2005          25.89       (0.01)        5.25          5.24       (1.15)       (1.15)        0.00(b)
   2004(c)       24.49       (0.06)        1.46          1.40          --           --           --
CLASS B
   2007        $ 29.77     $ (0.26)      $ 6.26        $ 6.00     $ (2.45)     $ (2.45)      $ 0.00(b)
   2006          29.58       (0.25)        2.50          2.25       (2.06)       (2.06)        0.00(b)
   2005          25.74       (0.22)        5.21          4.99       (1.15)       (1.15)        0.00(b)
   2004(c)       24.49       (0.19)        1.44          1.25          --           --           --
CLASS C
   2007        $ 29.76     $ (0.22)      $ 6.23        $ 6.01     $ (2.45)     $ (2.45)      $ 0.00(b)
   2006          29.58       (0.24)        2.48          2.24       (2.06)       (2.06)        0.00(b)
   2005          25.74       (0.23)        5.22          4.99       (1.15)       (1.15)        0.00(b)
   2004(c)       24.49       (0.20)        1.45          1.25          --           --           --

                                  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                  ----------------------------------------------

              Net Asset            Net Assets      Net
   Period      Value,                End of    Investment             Portfolio
   Ended       End of     Total      Period      Income/   Operating   Turnover
September 30   Period    Return+   (in 000's)   (Loss)(e)  Expenses      Rate
------------  ---------  -------   ----------  ----------  ---------  ---------
CLASS A
   2007        $ 34.37    21.95%    $ 15,485     0.19%       1.42%       15%
   2006          30.41     8.84        2,199    (0.08)       1.44         6
   2005          29.98    20.57        1,515    (0.03)       1.48         6
   2004(c)       25.89     5.72           58    (0.32)(d)    1.42(d)     10
CLASS B
   2007        $ 33.32    20.99%    $    126    (0.81)%      2.17%       15%
   2006          29.77     8.11          113    (0.85)       2.19         6
   2005          29.58    19.69          138    (0.79)       2.20         6
   2004(c)       25.74     5.10           55    (1.02)(d)    2.17(d)     10
CLASS C
   2007        $ 33.32    21.03%    $  9,735    (0.69)%      2.17%       15%
   2006          29.76     8.08        2,650    (0.83)       2.19         6
   2005          29.58    19.69        1,499    (0.80)       2.23         6
   2004(c)       25.74     5.10           24    (1.07)(d)    2.17(d)     10

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b)   Amount represents less than $0.005 per share.

(c) From the commencement of offering Class A, Class B, and Class C Shares on December 31, 2003.

(d)   Annualized.

(e) Due to capital share activity throughout the fiscal year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.


--------------------------------------------------------------------------------
                                                                              31

--------------------------------------------------------------------------------

THE GABELLI EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                          INCOME
                               FROM INVESTMENT OPERATIONS                     DISTRIBUTIONS
                         --------------------------------------  --------------------------------------
                                          Net
              Net Asset               Realized and      Total                    Net
   Period       Value,      Net        Unrealized       from        Net       Realized
    Ended     Beginning  Investment  Gain/(Loss) on  Investment  Investment    Gain on        Total      Redemption
September 30  of Period  Income(a)    Investments    Operations    Income    Investments  Distributions    Fees(a)
------------  ---------  ----------  --------------  ----------  ----------  -----------  -------------  ----------
CLASS A
   2007        $ 20.17     $ 0.22        $ 3.36        $ 3.58     $ (0.29)     $ (0.55)      $ (0.84)     $ 0.00(b)
   2006          18.66       0.39          1.67          2.06       (0.36)       (0.19)        (0.55)       0.00(b)
   2005          16.72       0.20          2.43          2.63       (0.27)       (0.42)        (0.69)       0.00(b)
   2004(d)       16.40       0.16          0.43          0.59       (0.20)       (0.07)        (0.27)         --
CLASS B
   2007        $ 19.82     $ 0.06        $ 3.28        $ 3.34     $ (0.29)     $ (0.55)      $ (0.84)     $ 0.00(b)
   2006          18.48       0.36          1.53          1.89       (0.36)       (0.19)        (0.55)       0.00(b)
   2005          16.62       0.04          2.46          2.50       (0.22)       (0.42)        (0.64)       0.00(b)
   2004(d)       16.40       0.07          0.42          0.49       (0.20)       (0.07)        (0.27)         --
CLASS C
   2007        $ 19.81     $ 0.05        $ 3.29        $ 3.34     $ (0.29)     $ (0.55)      $ (0.84)     $ 0.00(b)
   2006          18.47       0.24          1.65          1.89       (0.36)       (0.19)        (0.55)       0.00(b)
   2005          16.64       0.07          2.43          2.50       (0.25)       (0.42)        (0.67)       0.00(b)
   2004(d)       16.40       0.08          0.43          0.51       (0.20)       (0.07)        (0.27)         --

                                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     ----------------------------------------------

               Net Asset             Net Assets
   Period       Value,                 End of         Net                 Portfolio
    Ended       End of      Total      Period     Investment   Operating   Turnover
September 30    Period     Return+   (in 000's)     Income      Expenses     Rate
------------   ---------   -------   ----------   ----------   ---------  ---------
CLASS A
   2007         $ 22.91     18.20%    $ 15,313      1.00%       1.43%        12%
   2006           20.17     11.29        8,379      2.02        1.46(c)      14
   2005           18.66     15.99        3,644      1.08        1.50         11
   2004(d)        16.72      3.62          124      1.33(e)     1.49(e)      12
CLASS B
   2007         $ 22.32     17.28%    $    344      0.29%       2.18%        12%
   2006           19.82     10.46          352      1.91        2.21(c)      14
   2005           18.48     15.28           32      0.20        2.22         11
   2004(d)        16.62      3.00            1      0.56(e)     2.24(e)      12
CLASS C
   2007         $ 22.31     17.29%    $ 17,279      0.24%       2.18%        12%
   2006           19.81     10.46        8,044      1.26        2.21(c)      14
   2005           18.47     15.24        3,374      0.37        2.24         11
   2004(d)        16.64      3.13           79      0.62(e)     2.24(e)      12

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b)   Amount represents less than $0.005 per share.

(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal year ended September 30, 2006 would have been 1.45%, 2.20%, and 2.20% for Class A, Class B, and Class C, respectively. Custodian fee credits for the fiscal year ended September 30, 2007 were minimal.

(d) From the commencement of offering Class A, Class B, and Class C Shares on December 31, 2003.

(e)   Annualized.


--------------------------------------------------------------------------------
32

--------------------------------------------------------------------------------

THE GABELLI WOODLAND SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                          INCOME FROM
                                     INVESTMENT OPERATIONS                          DISTRIBUTIONS
                           ----------------------------------------   ----------------------------------------
                                               Net
               Net Asset       Net        Realized and      Total                      Net
   Period        Value,     Investment     Unrealized       from         Net         Realized
    Ended      Beginning     Income/         Gain on     Investment   Investment     Gain on         Total       Redemption
September 30   of Period   (Loss)(a)(h)    Investments   Operations     Income     Investments   Distributions     Fees(a)
------------   ---------   ------------   ------------   ----------   ----------   -----------   -------------   ----------
CLASS A
   2007         $ 13.36      $  0.13         $ 2.39       $  2.52      $ (0.02)      $ (3.17)       $ (3.19)      $ 0.00(d)
   2006           14.65        (0.12)          0.07         (0.05)          --         (1.24)         (1.24)        0.00(d)
   2005           12.79        (0.09)          2.68          2.59           --         (0.73)         (0.73)        0.00(d)
   2004           10.57        (0.14)          2.39          2.25           --         (0.03)         (0.03)          --
   2003(f)        10.00        (0.07)          0.64          0.57           --            --             --           --
CLASS B
   2007         $ 13.37      $ (0.09)        $ 2.49       $  2.40           --       $ (3.17)       $ (3.17)      $ 0.00(d)
   2006           14.77        (0.25)          0.09         (0.16)          --         (1.24)         (1.24)        0.00(d)
   2005           12.98        (0.21)          2.73          2.52           --         (0.73)         (0.73)        0.00(d)
   2004           10.59         0.02           2.40          2.42           --         (0.03)         (0.03)          --
   2003(f)        10.00        (0.12)          0.71          0.59           --            --             --           --
CLASS C
   2007         $ 13.00      $ (0.03)        $ 2.36       $  2.33           --       $ (3.17)       $ (3.17)      $ 0.00(d)
   2006           14.39        (0.21)          0.06         (0.15)          --         (1.24)         (1.24)        0.00(d)
   2005           12.66        (0.20)          2.66          2.46           --         (0.73)         (0.73)        0.00(d)
   2004           10.55        (0.23)          2.37          2.14           --         (0.03)         (0.03)          --
   2003(f)        10.00        (0.11)          0.66          0.55           --            --             --           --

                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     -------------------------------------------------------------------
                                                                      Expenses     Expenses
               Net Asset             Net Assets                        Net of       Before
   Period        Value,                End of           Net           Waivers/     Waivers/    Portfolio
    Ended        End of     Total      Period        Investment      Reimburse-   Reimburse-    Turnover
September 30     Period    Return+   (in 000's)   Income/(Loss)(h)    ments(b)     ments(c)       Rate
------------   ---------   -------   ----------   ----------------   ----------   ----------   ---------
CLASS A
   2007         $ 12.69     20.94%      $  65           1.00%          2.01%         2.33%        51%
   2006           13.36     (0.36)        100          (0.83)          2.01          2.31         59
   2005           14.65     20.76         108          (0.68)          2.01(e)       3.17         35
   2004           12.79     21.34          47          (1.16)          2.00          5.94         45
   2003(f)        10.57      5.70           3          (0.97)(g)       2.00(g)      15.05(g)      39
CLASS B
   2007         $ 12.60     19.73%      $ 0.1          (0.68)%         2.76%         3.07%        51%
   2006           13.37     (1.19)        0.1          (1.77)          2.76          3.06         59
   2005           14.77     19.86         0.1          (1.50)          2.75(e)       3.87         35
   2004           12.98     22.91         0.1           0.18           2.75          6.69         45
   2003(f)        10.59      5.90         0.1          (1.72)(g)       2.75(g)      15.80(g)      39
CLASS C
   2007         $ 12.16     19.84%      $ 295          (0.26)%         2.76%         3.08%        51%
   2006           13.00     (1.11)        425          (1.58)          2.76          3.06         59
   2005           14.39     19.91         189          (1.46)          2.76(e)       3.87         35
   2004           12.66     20.33          41          (1.88)          2.75          6.69         45
   2003(f)        10.55      5.50         118          (1.72)(g)       2.75(g)      15.80(g)      39

----------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b) The Fund incurred interest expense during fiscal years ended September 30, 2007 and September 30, 2006. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% and 2.00% (Class A), 2.75% and 2.75% (Class B), and 2.75% and 2.75%
      (Class C), respectively.

(c) During the period, expenses were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratio would have been as shown.

(d)   Amount represents less than $0.005 per share.

(e) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios for the fiscal year ended September 30, 2005 would have been 2.00%, 2.75%, and 2.75% for Class A, Class B, and Class C, respectively. Custodian fee credits for the period ended September 30, 2007 were minimal.

(f) From commencement of investment operations on December 31, 2002 through September 30, 2003.

(g)   Annualized.

(h) Due to capital share activity throughout the fiscal year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.


--------------------------------------------------------------------------------
                                                                              33

--------------------------------------------------------------------------------
                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc. which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.

--------------------------------------------------------------------------------

                       This Page Left Blank Intentionally.

--------------------------------------------------------------------------------

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                         THE GABELLI EQUITY INCOME FUND
                    THE GABELLI WOODLAND SMALL CAP VALUE FUND
                           CLASS A, B, C, AND I SHARES

================================================================================

FOR MORE INFORMATION:

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

Each Fund's semi-annual and audited annual reports to shareholders contain additional information on the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

--------------------------------------------------------------------------------
  You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Funds by mail, toll-free
                        phone or the internet as follows:

                        Gabelli Equity Series Funds, Inc.
                              One Corporate Center
                               Rye, NY 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com
--------------------------------------------------------------------------------

You can also review and/or copy the Funds' Prospectuses, annual/semi-annual reports, and SAI at the Public Reference Room of the SEC. You can get text-only copies:

      o     Free from the Funds' website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

      o     Free from the Edgar Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-06367)

--------------------------------------------------------------------------------

                        GABELLI EQUITY SERIES FUNDS, INC.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                               (800-422-3554) FAX:
                                  914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                           E-MAIL: INFO @ GABELLI.COM
                        (Net Asset Value per share may be
                            obtained daily by calling
                          800-GABELLI after 6:00 p.m.)

                    ----------------------------------------

                                   QUESTIONS?
                                Call 800-GABELLI
                       or your investment representative.

                    ----------------------------------------

                                TABLE OF CONTENTS

INVESTMENT AND PERFORMANCE SUMMARY ........................................    2

INVESTMENT OBJECTIVES, STRATEGIES, AND RELATED RISKS ......................    4

MANAGEMENT OF THE FUND ....................................................    6

PURCHASE OF SHARES ........................................................    6

REDEMPTION OF SHARES ......................................................    8

PRICING OF FUND SHARES ....................................................   11

DIVIDENDS AND DISTRIBUTIONS ...............................................   11

TAX INFORMATION ...........................................................   12

MAILINGS TO SHAREHOLDERS ..................................................   12

FINANCIAL HIGHLIGHTS ......................................................   12

--------------------------------------------------------------------------------
THIS  PROSPECTUS  IS FOR USE BY  PENSION  PLAN AND  OTHER  TAX-EXEMPT  INVESTORS
SEEKING TO INVEST IN THE GABELLI SMALL CAP GROWTH FUND AND DOES NOT SUPERCEDE THE COMBINED PROSPECTUS DATED JANUARY 28, 2008 FOR THE GABELLI SMALL CAP GROWTH FUND, THE GABELLI EQUITY INCOME FUND, AND THE GABELLI WOODLAND SMALL CAP VALUE FUND.
--------------------------------------------------------------------------------

THE GABELLI SMALL CAP GROWTH FUND

CLASS AAA SHARES

PROSPECTUS

JANUARY 28, 2008

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                       INVESTMENT AND PERFORMANCE SUMMARY

The Gabelli Small Cap Growth Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Company"). The Fund is advised by Gabelli Funds, LLC (the "Adviser").

INVESTMENT OBJECTIVE:

The Fund seeks to provide a high level of capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies that are considered to be small companies at the time the Fund makes its investment. The Fund invests primarily in the common stocks of companies which the Fund's Adviser believes are likely to have rapid growth in revenues and above average rates of earnings growth. The Adviser currently characterizes small companies for the Fund as those with total common stock market values of $2 billion or less at the time of investment.

PRINCIPAL RISKS:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic, and business risks that may cause their prices to fluctuate. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is subject to the risk that small capitalization stocks may trade less frequently and may be subject to more abrupt or erratic movements in price than medium and large capitalization stocks. The Fund is also subject to the risk that the Adviser may be incorrect in its assessment of the values of the securities the Fund holds, which may result in a decline in the value of Fund shares.

WHO MAY WANT TO INVEST:

The Fund's Class AAA Shares offered herein are offered only to investors who acquire them directly through Gabelli & Company, Inc., the Fund's distributor (the "Distributor"), or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to offer Class AAA Shares.

YOU MAY WANT TO INVEST IN THE FUND IF:

      o     you are a long-term investor

      o     you seek growth of capital

      o you believe that the market will favor small capitalization stocks over the long term

YOU MAY NOT WANT TO INVEST IN THE FUND IF:

      o     you are seeking a high level of current income

      o     you are conservative in your investment approach

      o     you seek stability of principal more than growth of capital


--------------------------------------------------------------------------------
2

--------------------------------------------------------------------------------

PERFORMANCE:

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one year, five years, and ten years, compare with those of a broad-based securities market index. As with all mutual funds, the Fund's past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of distributions.

                        THE GABELLI SMALL CAP GROWTH FUND
                       (FOR THE PERIODS ENDED DECEMBER 31)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

   0.0%   14.2%   11.3%    4.7%   -5.3%   37.6%   21.7%    5.9%   19.2%    7.3%
--------------------------------------------------------------------------------
  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007

During the periods shown in the bar chart, the highest return for a quarter was 18.27% (quarter ended June 30, 2003), and the lowest return for a quarter was (20.26)% (quarter ended September 30, 1998).

             AVERAGE ANNUAL TOTAL RETURNS                  PAST        PAST        PAST
      (FOR THE PERIODS ENDED DECEMBER 31, 2007)          ONE YEAR   FIVE YEARS   TEN YEARS
------------------------------------------------------   --------   ----------   ---------
The Gabelli Small Cap Growth Fund Class AAA Shares:
   Return Before Taxes ...............................      7.25%     17.77%       11.05%
   Return After Taxes on Distributions ...............      6.51%     16.95%        9.74%
   Return After Taxes on Distributions and Sale
     of Fund Shares ..................................      5.71%     15.62%        9.24%
Russell 2000 Index* ..................................     (1.57)%    16.25%        7.08%

----------
* The Russell 2000 Index is an unmanaged index of the 2000 smallest common stocks in the Russell 3000 Index, which contains the 3000 largest stocks in the U.S. based on total market capitalization, consisting of a broad base of small cap common stocks. The index figures do not reflect any deduction for fees, expenses, or taxes.You cannot invest directly in the Russell 2000 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs").


--------------------------------------------------------------------------------
                                                                               3

--------------------------------------------------------------------------------

FEES AND EXPENSES OF THE FUND:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment):
Redemption Fees (as a percentage of amount redeemed for shares held 7 days or less)
   payable to the Fund ...............................................................   2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
   Management Fees ...................................................................   1.00%
   Distribution (Rule 12b-1) Expenses ................................................   0.25%
   Other Expenses ....................................................................   0.17%
   Acquired Fund Fees and Expenses ...................................................   0.01%
                                                                                         ----

Total Annual Fund Operating Expenses .................................................   1.43%
                                                                                         ====

----------

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds. The example assumes (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year, and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  ------     -------     -------     --------
                   $146        $452        $782       $1,713

               INVESTMENT OBJECTIVES, STRATEGIES AND RELATED RISKS

GENERALLY:

The Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund's investment strategies are not fundamental and may be changed by a vote of a majority of the Company's Board of Directors (the "Board") at any time without a vote of shareholders.

INVESTMENT STRATEGIES:

The investment policy of the Fund relating to the type of securities in which 80% of the Fund's net assets must be invested may be changed by the Board without shareholder approval. Shareholders will, however, receive at least 60 days' prior notice of any change in this policy.

In selecting investments for the Fund, the Adviser seeks issuers with a dominant market share or niche franchise in growing and/or consolidating industries. The Adviser considers for purchase the stocks of small capitalization (capitalization is the price per share multiplied by the number of shares outstanding) companies with experienced management, strong balance sheets, and rising free cash flow and earnings. The Adviser's goal is to invest long term in the stocks of companies trading at reasonable market valuations relative to perceived economic worth.

Frequently, smaller companies exhibit one or more of the following traits:

      o     New products or technologies

      o     New distribution methods


--------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------

      o Rapid changes in industry conditions due to regulatory or other developments

      o Changes in management or similar characteristics that may result not only in expected growth in revenues but in an accelerated or above average rate of earnings growth, which would usually be reflected in capital appreciation.

In addition, because smaller companies are less actively followed by stock analysts and less information is available on which to base stock price evaluations, the market may overlook favorable trends in particular smaller growth companies and then adjust its valuation more quickly once investor interest is gained.

The Fund may also use the following investment technique:

      o DEFENSIVE INVESTMENTS. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive investments. Such investments include fixed income securities and high-quality money market instruments. When following a defensive strategy, the Fund will be less likely to achieve its investment goal.

RISKS:

Investing in the Fund involves the following risks:

      o EQUITY RISK. The principal risk of investing in the Fund is equity risk. Equity risk is the risk that the prices of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company's particular circumstances.

      o VALUE INVESTING RISK. The Fund invests in "value" stocks. The portfolio manager may be wrong in the assessment of a company's value and the stocks the Fund holds may not reach what the portfolio manager believes are their full values. From time to time "value" investing falls out of favor with investors. During those periods, the Fund's relative performance may suffer.

      o FUND AND MANAGEMENT RISK. The Fund invests in stocks issued by smaller companies. The Fund's price may decline if the market favors large or mid-size capitalization company stocks over stocks of small companies. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, or no event occurs which surfaces value, then the value of the Fund's shares may decline.

      o SMALL CAPITALIZATION COMPANY RISK. Investing in securities of small capitalization companies may involve greater risks than investing in larger, more established issuers. Smaller capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization stocks fall out of favor with investors and the stocks of smaller capitalization companies underperform.


--------------------------------------------------------------------------------
                                                                               5

--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS. A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

                             MANAGEMENT OF THE FUND

THE ADVISER. Gabelli Funds, LLC, with its principal offices located at One Corporate Center, Rye, New York 10580-1422, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program and manages the operations of the Fund under the general supervision of the Company's Board. The Adviser also manages several other open-end and closed-end investment companies in the Gabelli/GAMCO family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to GGCP, Inc., a New York company organized in 1980. The Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc. ("GBL"), a publicly held company listed on the New York Stock Exchange ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended September 30, 2007, the Fund is contractually obligated to pay the Adviser an advisory fee computed daily and payable monthly equal to 1.00% of the value of its average daily net assets.

The Fund's semi-annual report to shareholders for the period ending March 31, 2007 contained a discussion of the basis of the Board's determination to continue the investment advisory arrangement as described above.

THE PORTFOLIO MANAGER. Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of the Adviser and its predecessor since inception, as well as its parent company, GBL. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer-Value Portfolios of GAMCO Asset Management Inc., a wholly owned subsidiary of GBL, and is an officer or director of various other companies affiliated with GBL. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability, or resignation.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by him, and his ownership of securities in the Fund he manages.

RULE 12b-1 PLAN. The Fund has adopted a plan under Rule 12b-1 (the "Plan") which authorizes payments by the Fund on an annual basis of 0.25% of its average daily net assets attributable to Class AAA Shares to finance distribution of its Class AAA Shares or pay shareholder service fees. The Fund may make payments under its Plan for the purpose of financing any activity primarily intended to result in the sales of Class AAA Shares of the Fund or pay shareholder service fees. To the extent any activity is one that the Fund may finance without a distribution plan, the Fund may also make payments to compensate such activity outside of the Plan and not be subject to its limitations. Because payments under the Plan are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Due to the payment of 12b-1 fees, long-term shareholders may indirectly pay more than the equivalent of the maximum permitted front-end sales charge.

                               PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares directly through the Distributor, directly from the Fund through the Fund's transfer agent, or through registered broker-dealers that have entered into appropriate selling agreements with the Distributor.


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6

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      o     BY MAIL OR IN PERSON. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Small Cap Growth Fund" to:

            BY MAIL                     BY PERSONAL DELIVERY
            -------                     --------------------
            THE GABELLI FUNDS           THE GABELLI FUNDS
            P.O. BOX 8308               C/O BFDS
            BOSTON, MA 02266-8308       30 DAN ROAD
                                        CANTON, MA 02021-2809

You can obtain a subscription order form by calling 800-GABELLI (800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund, and class of shares you wish to purchase.

      o BY BANK WIRE. To open an account using the bank wire transfer system, first telephone the Fund at 800-GABELLI (800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                       STATE STREET BANK AND TRUST COMPANY
                       ABA #011-0000-28 REF DDA #99046187
                      RE: THE GABELLI SMALL CAP GROWTH FUND
                               ACCOUNT #__________
                         ACCOUNT OF [REGISTERED OWNERS]
                      225 FRANKLIN STREET,BOSTON, MA 02110

If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers.

SHARE PRICE. The Fund sells its Class AAA Shares based on the net asset value per share ("NAV") next determined after the time as of which the Fund receives your completed subscription order form and your payment. See "Pricing of Fund Shares" for a description of the calculation of the NAV.

MINIMUM INVESTMENTS. Your minimum initial investment must be at least $1,000. See "Retirement Plans/Education Savings Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Broker-dealers may have different minimum investment requirements.

RETIREMENT PLANS/EDUCATION SAVINGS PLANS. The Fund makes available IRA, "Roth" IRA, and "Coverdell" Education Savings Plans for investment in Fund shares. Applications may be obtained from the Distributor by calling 800-GABELLI (800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $250. There is no minimum subsequent investment requirement for retirement plans.

AUTOMATIC INVESTMENT PLAN. The Fund offers an automatic monthly investment plan. There is no initial minimum investment for accounts establishing an automatic investment plan. Call the Distributor at 800-GABELLI (800-422-3554) for more details about the plan.

TELEPHONE OR INTERNET INVESTMENT PLAN. You may purchase additional shares of the Fund by telephone and/or over the Internet if your bank is a member of the Automated Clearing House ("ACH") system.You must have a completed, approved Investment Plan application on file with the Fund's Transfer Agent. There is a minimum of $100 for each telephone or Internet investment. However, you may split the $100


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                                                                               7

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minimum between two funds. To initiate an ACH purchase,  please call 800-GABELLI
(800-422-3554) or 800-872-5365 or visit our website at www.gabelli.com.

GENERAL. State Street will not issue share certificates unless you request them. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so, (ii) suspend the offering of shares for any period of time, and (iii) waive the Fund's minimum purchase requirements.

CUSTOMER IDENTIFICATION PROGRAM. Federal law requires the Company, on behalf of the Fund, to obtain, verify, and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each investor who opens or reopens an account with the Fund. Applications without the required information may be rejected or placed on hold until the Fund verifies the account holder's identity.

THIRD PARTY ARRANGEMENTS. The Adviser and its affiliates utilize a portion of their assets, which may include revenues received from 12b-1 fees, to pay all or a portion of the charges of various programs that make shares of the Fund available to their customers. Subject to tax limitations and approval by the Board on a fund-by-fund basis, the Fund may also make payments to third parties out of its own assets (other than 12b-1 payments), for a portion of the charges for these programs generally representing savings of expenses experienced by the Fund resulting from shareholders investing in the Fund through such programs rather than investing directly in the Fund.

The Adviser or an applicable affiliate may, from time to time, at its expense out of its own financial resources (a source of which may be payments under the Fund's distribution plans), make cash payments to some but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of the Fund, and/or to promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing", do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to brokers, dealers, and other financial intermediaries that provide services to the Fund or to shareholders in the Fund, including (without limitation) shareholder servicing, transaction processing, subaccounting services, marketing support, and/or access to sales meetings, sales representatives, and management representatives of the broker, dealer, or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers, and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer, or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Adviser or an applicable affiliate negotiates the level of payments described above to any particular broker, dealer, or other financial intermediary with each firm. Currently, such payments range from 0.10% to 0.40% per year of the average daily net assets of the Fund attributable to the particular firm depending on the nature and level of services and other factors.

                              REDEMPTION OF SHARES

You can redeem shares of the Fund on any Business Day. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.


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8

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The Fund redeems its shares based on the NAV next  determined  after the time as of which the Fund receives your redemption request in proper form subject to a redemption fee described below. See "Pricing of Fund Shares" for a description of the calculation of NAV.

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. The Fund believes that excessive short-term trading of Fund shares creates risks for the Fund and its long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs, and potential dilution in the value of Fund shares.

In order to discourage frequent short-term trading in Fund shares, the Fund has adopted policies and procedures which imposes a 2.00% redemption fee (short-term trading fee) on Class AAA Shares that are redeemed or exchanged within seven (7) days or less after the date of a purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge; it is retained by the Fund, and does not benefit the Fund's Adviser or any other third party. For purposes of computing the redemption fee, shares will be redeemed in reverse order of purchase (the latest shares acquired will be treated as being redeemed first). Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to the Fund's exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by the Fund, (iii) the shares were purchased through programs that collect the redemption fee at the program level and remit them to the Fund, or (iv) the shares were purchased through programs that the Adviser determines to have appropriate anti-short-term trading polices in place or as to which the Adviser has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures are in place. While the Fund has entered into information sharing agreements with financial intermediaries which contractually require such financial intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and may not always be able to track short-term trading effected through these financial intermediaries. In addition, because the Fund is required to rely on information provided by the financial intermediary as to the applicable redemption fee, the Fund cannot guarantee that the financial intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund's policies. Subject to the exclusions discussed above, the Fund seeks to apply these policies uniformly.

Certain financial intermediaries may have procedures which differ from those of the Fund's to collect the redemption fees or that prevent or restrict frequent trading. Investors should refer to their intermediary's policies on frequent trading restrictions.

The Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund's view, is likely to engage in excessive trading or if such purchase is not in the best interest of the Fund and to limit, delay, or impose other conditions on exchanges or purchases. The Fund has adopted a policy of seeking to minimize short-term trading of its shares and monitors purchase and redemption activities to assist in minimizing short-term trading.

You may redeem shares through the Distributor or directly from the Fund through the Fund's transfer agent.

      o BY LETTER. You may mail a letter requesting the redemption of shares to: THE GABELLI FUNDS, P.O. BOX 8308, BOSTON, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you wish to redeem, and your account number. You must sign the letter in exactly the same way the account is registered and, if there is more than one owner of shares, all owners must sign. A signature guarantee is required for each signature


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                                                                               9

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            on your redemption  letter.You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers, and savings associations. A notary public cannot provide a signature guarantee.

      o BY TELEPHONE OR THE INTERNET. Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an
            IRA)  directly  registered  with  State  Street  by  calling  either
            800-GABELLI   (800-422-3554)  or  800-872-5365   (617-328-5000  from
            outside the United States) or by visiting our website at www.gabelli.com. YOU MAY NOT REDEEM FUND SHARES HELD THROUGH AN IRA THROUGH THE INTERNET. IRA holders should consult a tax adviser concerning the current tax rules applicable to IRAs. If State Street properly acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire, or invested in another mutual fund advised by the Adviser (see "Exchange of Shares"). Among the procedures that State Street may use are passwords or verification of personal information. The Fund may impose limitations from time to time on telephone or Internet redemptions.

            1. TELEPHONE OR INTERNET REDEMPTION BY CHECK. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

            2. TELEPHONE OR INTERNET REDEMPTION BY BANK WIRE. The Fund accepts telephone or Internet requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

      o AUTOMATIC CASH WITHDRAWAL PLAN. You may automatically redeem shares on a monthly, quarterly, or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. Please call 800-GABELLI (800-422-3554) for more information about this plan.

INVOLUNTARY REDEMPTION. The Fund may redeem all shares in your account (other than an IRA) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if the Fund initiates such action and it will allow 30 days for you to increase the value of your account to at least $1,000.

REDEMPTION PROCEEDS. A redemption request received by the Fund will be effected based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee receives the request. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If you purchased your Fund shares by check or through the Automatic Investment Plan, you may not receive proceeds from your redemption until the check clears, which may take up to as many as 10 days following purchase. While the Fund will delay the processing of the redemption payment until the check clears, your shares will be valued at the next determined NAV after receipt of your redemption request.

REDEMPTION IN KIND. In certain circumstances, the Fund may pay your redemption proceeds wholly or partially in portfolio securities. Where applicable, payments would be made in portfolio securities only in the rare instance that the Company's Board believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.


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                             PRICING OF FUND SHARES

The NAV of the Fund's Class AAA Shares is calculated on each Business Day. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Fund's NAV is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time. The Fund's NAV is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the Class AAA Shares by the total number of its Class AAA Shares outstanding at the time the determination is made. The price of Fund shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV next made as of a time after the time as of which the purchase or redemption order is received in proper form.

Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business of the Fund on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the instrument's fair value, in which case these instruments will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the instrument is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and other assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value American Depository Receipt securities at the close of the relevant U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

                           DIVIDENDS AND DISTRIBUTIONS

The Fund intends to pay dividends and capital gain distributions, if any, on an annual basis. You may have dividends and/or capital gain distributions that are declared by the Fund automatically reinvested at NAV in additional shares of the Fund.You will make an election to receive distributions in cash or Fund shares at the time you first purchase your shares. You may change this election by notifying the Fund or


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                                                                              11

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your  broker in writing at any time  prior to the record  date for a  particular dividend or distribution. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through reinvestment will receive a price based on the NAV on the reinvestment date, which is typically the date dividends or capital gains are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains or other income.

                                 TAX INFORMATION

The Fund expects that distributions will consist primarily of investment company taxable income and net capital gains. Dividends out of investment company taxable income and distributions of net short-term capital gains (I.E., gains from securities held by the Fund for one year or less) are taxable to you as ordinary income, except that certain qualified dividends are eligible for a reduced rate. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates no matter how long you have owned your shares. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, generally will be subject to federal, state, and/or local taxes. A redemption of the Fund's shares or an exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares, and any gain you realize on such a transaction generally will be taxable. Foreign shareholders may be subject to a federal withholding tax.

This summary of tax consequences is intended for general information only and is subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to you can be found in the SAI that is incorporated by reference into this Prospectus.You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                            MAILINGS TO SHAREHOLDERS

In our continuing efforts to reduce duplicative mail and Fund expenses, we currently send a single copy of prospectuses and shareholder reports to your household even if more than one family member in your household owns the same fund or funds described in the prospectus or report. Additional copies of our prospectuses and reports may be obtained by calling 800-GABELLI (800-422-3554). If you do not want us to continue to consolidate your fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will resume separate mailings, in accordance with your instructions, within 30 days of your request.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Fund for the past five fiscal years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class AAA Shares (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund's financial statements and related notes, are included in the Fund's annual report, which is available upon request.


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12

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THE GABELLI SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                           INCOME FROM INVESTMENT OPERATIONS            DISTRIBUTIONS
                         --------------------------------------  --------------------------
                                           Net
              Net Asset      Net       Realized and     Total         Net                                Net Asset
   Period       Value,    Investment    Unrealized      from       Realized                                Value,
   Ended      Beginning     Income/      Gain on     Investment    Gain on        Total      Redemption    End of    Total
September 30  of Period  (Loss)(a)(c)  Investments   Operations  Investments  Distributions    Fees(a)     Period   Return+
------------  ---------  ------------  ------------  ----------  -----------  -------------  ----------  ---------  -------
CLASS AAA
   2007        $ 30.41     $ (0.01)       $ 6.42       $ 6.41      $ (2.45)      $ (2.45)     $ 0.00(b)   $ 34.37     21.9%
   2006          29.97       (0.03)         2.53         2.50        (2.06)        (2.06)       0.00(b)     30.41     8.88
   2005          25.88       (0.01)         5.25         5.24        (1.15)        (1.15)       0.00(b)     29.97    20.58
   2004          21.48       (0.04)         4.61         4.57        (0.17)        (0.17)         --        25.88    21.34
   2003          17.04       (0.05)         4.74         4.69        (0.25)        (0.25)         --        21.48    27.84

                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                -------------------------------------------------
                 Net Assets       Net
   Period          End of     Investment               Portfolio
   Ended           Period       Income/    Operating    Turnover
September 30     (in 000's)    (Loss)(c)   Expenses       Rate
-------------   -----------   ----------   ---------   ----------
  CLASS AAA
    2007        $ 1,002,577      (0.04)%     1.42%         15%
    2006            727,521      (0.09)      1.44           6
    2005            732,965      (0.03)      1.44           6
    2004            620,334      (0.15)      1.42          10
    2003            540,397      (0.22)      1.45           4

----------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions.

(a) Per share amounts have been calculated using the average shares outstanding method.

(b)   Amount represents less than $0.005 per share.

(c) Due to capital share activity throughout the fiscal year, net investment income per share and the ratio to average net assets are not necessarily correlated among the different classes of shares.


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                     GABELLI FUNDS AND YOUR PERSONAL PRIVACY

WHO ARE WE?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. We are managed by Gabelli Funds, LLC and Gabelli Advisers, Inc. which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries which provide investment advisory or brokerage services for a variety of clients.

WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES, AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem. If we hire someone else to provide services -- like a transfer agent -- we will also have information about the transactions you conduct through them.

WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Securities and Exchange Commission often posts information about its regulations on its website, WWW.SEC.GOV.

WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to shareholders of the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                       THIS IS NOT PART OF THE PROSPECTUS.


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

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                        GABELLI EQUITY SERIES FUNDS, INC.

                        THE GABELLI SMALL CAP GROWTH FUND
                                CLASS AAA SHARES

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FOR MORE INFORMATION:

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

The Fund's semi-annual and audited annual reports to shareholders contain additional information on the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this Prospectus.

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  You can get free copies of these documents and prospectuses of other funds in the Gabelli/GAMCO family, or request other information and discuss your questions about the Fund by mail, toll-free phone or the internet as follows:

                        Gabelli Equity Series Funds, Inc.
                              One Corporate Center
                            Rye, New York 10580-1422
                      Telephone: 800-GABELLI (800-422-3554)
                                 www.gabelli.com

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You can also  review  and/or  copy  the  Fund's  Prospectus,  annual/semi-annual reports, and SAI at the Public Reference Room of the SEC. You can get text-only copies:

      o     Free from the Fund's website at www.gabelli.com.

      o For a fee, by electronic request at publicinfo@sec.gov, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by calling 202-551-8090.

      o     Free from the EDGAR Database on the SEC's website at www.sec.gov.

(Investment Company Act File No. 811-06367)

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